                                 EXHIBIT (10)(b)


               OPINION AND CONSENT OF RONALD L. BENEDICT, ESQ., AS
         TO THE SHARES OF THE REGISTRANT'S CORE GROWTH, GROWTH & INCOME,
           S&P 500 INDEX, SOCIAL AWARENESS, STRATEGIC INCOME, STELLAR
                          AND RELATIVE VALUE PORTFOLIOS
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                  [OHIO NATIONAL FINANCIAL SERVICES LETERHEAD]

                                                                 October 9, 1996



Board of Directors
Ohio National Fund, Inc.
One Financial Way
Cincinnati, Ohio  45242

Re:      Registration of Ohio National Fund, Inc.
         Core Growth, Growth & Income, S&P 500 Index,
         Social Awareness, Strategic Income, Stellar and
         Relative Value Portfolio Shares
         Opinion of Counsel

Gentlemen:

In my capacity as legal counsel for Ohio National Fund, Inc. (the "Fund"), I have supervised the organization and lawful operation of the Fund and the issuance of the Fund's capital shares, including those for the Fund's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios. In such capacity I have also participated in the preparation of the Fund's Registration Statement on Form N-1A and the filing of such Registration Statement under the Securities Act of 1933 and with respect to the capital shares of the Fund, including those of its Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios.

Based upon such examination of law and such corporation records and other documents as in my judgment are necessary or appropriate, I am of the opinion that all necessary and required corporate proceedings have been taken in connection with the issuance of the shares of the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios being registered, and all such shares, when sold, will be legally issued, fully paid and nonassessable.

I hereby consent to the filing of this letter as an exhibit to the Registration Statement for the Fund.

                                          Sincerely,


                                         /s/Ronald L. Benedict
                                          Ronald L. Benedict
                                          Secretary and Legal Counsel

RLB/nh